UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                  May 14, 2007


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number - 0-15087


            NEVADA                                             93-0926999
(State of other Jurisdiction                              (IRS Employer ID No.)
        of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                           52241
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728

ITEM 8.01.  OTHER EVENTS

     On May 14, 2007, Heartland Express, Inc. (the "Company") announced the declaration of a quarterly cash dividend and special dividend. A copy of the press release issued by the Company is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                                    HEARTLAND EXPRESS, INC.

Date: May 14, 2007                                  BY: /s/ John P. Cosaert
                                                        -------------------
                                                    JOHN P. COSAERT
                                                    Vice-President
                                                    Finance and Treasurer

                                  EXHIBIT INDEX

99.1 Press release issued by the Company on May 14, 2007, announcing the declaration of a quarterly cash dividend and a special dividend.

                                Exhibit No. 99.1

Monday, May 14, 2007, FOR IMMEDIATE RELEASE

Press Release

Heartland Express, Inc.  Declares Quarterly and Special Dividends


CORALVILLE, IOWA - May 14, 2007 - Heartland Express, Inc. (Nasdaq:HTLD) The Board of Directors of Heartland Express, Inc. announced today the declaration of a regular quarterly cash dividend. The $0.02 per share quarterly dividend is expected to be paid on May 30, 2007 to stockholders of record at the close of business on May 24, 2007. A total of approximately $2 million will be paid on the Company's 98.3 million outstanding shares of common stock as a result of the quarterly dividend.

Heartland Express, Inc. implemented a quarterly cash dividend program in the third quarter of 2003. This is the Company's sixteenth consecutive quarterly cash dividend.

The Company also announced a special dividend of $2.00 per share. The $2.00 per share special dividend is also expected to be paid on May 30, 2007 to stockholders of record at the close of business on May 24, 2007. A total of approximately $197 million will be paid on the Company's 98.3 million outstanding shares of common stock as a result of the special dividend.

Stockholders will receive one check representing dividends paid under both the quarterly and special dividend.

This press release  contains  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to our quarterly and special dividend. Actual events may differ from those anticipated by forward-looking statements. There can be no assurance that future dividends will be declared. Future dividends, whether quarterly or special, will depend upon the financial condition, results of operations, and capital requirements of the Company, as well as other factors deemed relevant by the Board of Directors. Declaration of future dividends is also subject to various risks and uncertainties, including: our cash flow and cash needs; compliance with applicable law; restrictions on the payment of dividends under future financing arrangements; changes in tax laws relating to corporate dividends; future deterioration in our financial condition or results, and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission.

For  further  information  contact  Michael  J.  Gerdin,  President,  or John P.
Cosaert,   Executive  Vice  President-Finance,   Chief  Financial  Officer,  and
Treasurer; Heartland Express, Inc. 319-545-2728.